                                                                   Exhibit 10.44


                          U.S. HELICOPTER CORPORATION
                          Downtown Manhattan Heliport
                               Pier 6, East River
                            New York, New York 10004

                               September 1, 2005

Cornell Capital Partners, LP
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attn: Mr. Mark A. Angelo

Re:  Investor Registration Rights Agreement
     Dated August 23, 2005

Dear Mr. Angelo:

     Reference is made to the Investor Registration Rights Agreement ("Agreement") dated August 23, 2005 between U.S. Helicopter Corporation and Cornell Capital Partners, LP. This letter confirms that the Agreement is hereby amended in Section 2(a) thereof such that the figure "2,000,000 shares" is hereby deleted and replaced with the figure "1,127,510 shares". The Agreement is hereby ratified, approved and confirmed except as set forth herein. Kindly confirm the agreement of Cornell Capital Partners, LP to the foregoing by signing this letter and returning it to me. Thank you for your attention to these matters.

                                             Very truly yours,

                                             U.S. Helicopter Corporation


                                             By:  /s/ George J. Mehm, Jr.
                                                --------------------------------
                                                George J. Mehm, Jr.
                                                Senior Vice President and
                                                Chief Financial Officer

AGREED TO AND CONFIRMED.

Cornell Capital Partners, LP

By: Yorkville Advisors, LLC
     General Partner


By:   /s/ Mark A. Angelo
   ------------------------
   Mark A. Angelo
   Portfolio Manager